NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

MFA SEPARATE ACCOUNTS I AND II
AND
VLI SEPARATE ACCOUNT

UNAUDITED SEMI-ANNUAL REPORT

               MAINSTAY
   VP SERIES FUND, INC.



                      June 30, 2003



         This is a Report by the
        MainStay VP Series Fund,
            Inc. for the general
           information of Multi-
              Funded Annuity and
         Variable Life Insurance
       policyowners. This Report
         does not offer for sale
            or solicit orders to
            purchase securities.

                      SEE INSIDE FOR IMPORTANT CHANGES TO
                      INVESTMENT DIVISIONS AVAILABLE UNDER YOUR POLICY

         NEW YORK LIFE
             INSURANCE
           AND ANNUITY
           CORPORATION
                [NY Life Logo]

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

I am pleased to present the Semi-Annual Report for the period ended June 30, 2003.

The international scene dominated the headlines in the first half of 2003. Unprecedented media access brought all of us to the front lines of the war in Iraq. The SARS epidemic added yet another blow to the already reeling airline and tourism industry. We also watched as our government continued the difficult task of encouraging peace in the Middle East while simultaneously shoring up efforts on the home front to protect our nation from terrorism.

Although the political and economic horizons remain clouded, a spark of optimism has had a positive effect on the markets, and stock indices have begun to move slowly upward. However, in late June, the Federal Reserve lowered interest rates yet again, expressing a concern that it is still too early to say whether the economy is on the road to sustained recovery.

We at New York Life Insurance and Annuity Corporation (NYLIAC), and its parent company, New York Life Insurance Company, remain committed to helping you plan for the future. Our core values of financial strength, integrity and humanity, which have guided us through the economic ups and downs for more than a century and a half, continue to form the foundation of all of our actions. We have never failed to meet any of our obligations -- that's our number one priority.

This Semi-Annual Report is an excellent source of information on the investment allocations available within your policy. It provides performance data and separate account financial statements, along with portfolio manager commentaries and individual portfolio holdings for each of the investment divisions(1) available to you. Policyowners of NYLIAC Facilitator Multi-Funded Variable Annuity (MFA) policies should refer to page 3 and policyowners of NYLIAC Variable Life Insurance (VLI) policies should refer to page 18 for their respective financial statements.

We know there are other companies that offer similar products. We appreciate the trust you've placed in us.

Sincerely,

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

July 2003

(1) The investment divisions offered through the NYLIAC MFA and VLI policies are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

                        (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the MainStay VP Series
    Fund, Inc., at net asset value......  $ 42,136,364   $100,818,629   $ 16,786,133   $ 38,123,223   $  2,260,034   $  3,950,016

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       138,916        328,358         53,582        120,142          7,089         12,636
    Administrative charges..............            --        131,343             --         48,057             --          5,055
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 41,997,448   $100,358,928   $ 16,732,551   $ 37,955,024   $  2,252,945   $  3,932,325
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 41,997,448   $100,358,928   $ 16,732,551   $ 37,955,024   $  2,252,945   $  3,932,325
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      51.53   $      46.74   $      42.57   $      38.61   $      23.10   $      20.95
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 59,594,777   $131,159,692   $ 15,437,402   $ 34,495,805   $  2,260,007   $  3,949,951
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $      4,861   $     11,453   $         --   $         --   $      8,685   $     15,389
  Mortality and expense risk charges....      (251,699)      (590,621)      (105,100)      (233,886)       (14,274)       (25,266)
  Administrative charges................            --       (236,249)            --        (93,555)            --        (10,106)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (246,838)      (815,417)      (105,100)      (327,441)        (5,589)       (19,983)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     3,728,606      5,570,483      1,411,215      1,513,359        189,995        454,228
  Cost of investments sold..............    (4,659,569)    (5,586,219)    (1,389,304)    (1,464,667)      (189,985)      (454,206)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................      (930,963)       (15,736)        21,911         48,692             10             22
  Realized gain distribution received...            --             --             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     4,568,532      8,641,335        657,827      1,468,333            (69)          (126)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     3,637,569      8,625,599        679,738      1,517,025            (59)          (104)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $  3,390,731   $  7,810,182   $    574,638   $  1,189,584   $     (5,648)  $    (20,087)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003
and the year ended December 31, 2002
(Unaudited)

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2003              2002              2003              2002
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $   (246,838)     $   (214,067)     $   (815,417)     $ (1,026,865)
    Net realized gain (loss) on investments.............      (930,963)         (909,056)          (15,736)        1,775,064
    Realized gain distribution received.................            --                --                --                --
    Change in unrealized appreciation (depreciation) on
      investments.......................................     4,568,532       (14,730,777)        8,641,335       (36,346,969)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................     3,390,731       (15,853,900)        7,810,182       (35,598,770)
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................        88,488           340,525           768,826         1,686,411
    Policyowners' surrenders............................    (2,089,323)       (7,951,061)       (3,455,246)      (10,832,339)
    Policyowners' annuity and death benefits............      (249,645)         (445,616)         (207,143)         (491,572)
    Net transfers from (to) Fixed Account...............      (829,176)       (1,243,898)       (1,280,213)       (2,012,263)
    Transfers between Investment Divisions..............      (287,400)         (697,380)         (295,900)         (661,990)
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............    (3,367,056)       (9,997,430)       (4,469,676)      (12,311,753)
                                                          ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        (6,169)           49,697           (20,535)          152,122
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in net assets...............        17,506       (25,801,633)        3,319,971       (47,758,401)
NET ASSETS:
    Beginning of period.................................    41,979,942        67,781,575        97,038,957       144,797,358
                                                          ------------      ------------      ------------      ------------
    End of period.......................................  $ 41,997,448      $ 41,979,942      $100,358,928      $ 97,038,957
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002           2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $   (105,100)  $    522,609   $   (327,441)  $    961,526   $     (5,589)  $      2,571   $    (19,983)  $    (16,884)
          21,911        109,881         48,692        (15,017)            10             53             22             59
              --         15,247             --         33,120             --             14             --             25
         657,827        719,167      1,468,333      1,758,875            (69)            90           (126)           173
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         574,638      1,366,904      1,189,584      2,738,504         (5,648)         2,728        (20,087)       (16,627)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          53,403        144,800        322,158        543,374          9,627         15,722         75,341        260,390
      (1,107,360)    (2,383,579)    (1,099,994)    (3,294,017)      (108,273)      (711,287)      (318,956)      (582,047)
        (115,767)      (111,610)       (68,069)      (193,999)            --        (14,026)        (4,095)       (47,493)
         (79,886)      (227,796)      (161,257)      (155,507)       (86,291)      (160,961)       (85,290)      (183,397)
         132,250        295,309        139,274        380,974        155,245        401,000        158,583        277,689
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,117,360)    (2,282,876)      (867,888)    (2,719,175)       (29,692)      (469,552)      (174,417)      (274,858)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (1,372)        (3,308)        (4,245)        (9,787)           (21)           (87)           (53)          (201)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (544,094)      (919,280)       317,451          9,542        (35,361)      (466,911)      (194,557)      (291,686)
      17,276,645     18,195,925     37,637,573     37,628,031      2,288,306      2,755,217      4,126,882      4,418,568
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 16,732,551   $ 17,276,645   $ 37,955,024   $ 37,637,573   $  2,252,945   $  2,288,306   $  3,932,325   $  4,126,882
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $ 53,247,070   $ 10,929,243   $ 30,242,290   $  3,982,062   $  2,672,268   $    414,331

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       175,374         35,585         95,663         12,612          8,841          1,366
    Administrative charges..............            --         14,234             --          5,044             --            546
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 53,071,696   $ 10,879,424   $ 30,146,627   $  3,964,406   $  2,663,427   $    412,419
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners............  $ 53,071,696   $ 10,879,424   $ 30,146,627   $  3,964,406   $  2,663,427   $    412,419
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      51.53   $      46.74   $      42.73   $      38.67   $      23.10   $      20.95
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 75,688,475   $ 14,599,545   $ 27,653,129   $  3,654,216   $  2,672,232   $    414,341
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $      6,118   $      1,244   $         --   $         --   $     11,125   $      1,993
  Mortality and expense risk charges....      (316,544)       (63,572)      (187,138)       (24,582)       (18,224)        (3,226)
  Administrative charges................            --        (25,429)            --         (9,833)            --         (1,291)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (310,426)       (87,757)      (187,138)       (34,415)        (7,099)        (2,524)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     4,138,562        588,401      1,749,644        194,679        554,927        241,536
  Cost of investments sold..............    (5,126,920)      (679,080)    (1,704,929)      (168,195)      (554,900)      (241,524)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................      (988,358)       (90,679)        44,715         26,484             27             12
  Realized gain distribution received...            --             --             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     5,588,061      1,028,311      1,168,859        133,099            (99)           (23)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     4,599,703        937,632      1,213,574        159,583            (72)           (11)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $  4,289,277   $    849,875   $  1,026,436   $    125,168   $     (7,171)  $     (2,535)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003
and the year ended December 31, 2002
(Unaudited)

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2003              2002              2003              2002
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $   (310,426)     $   (277,377)     $    (87,757)     $   (104,810)
    Net realized gain (loss) on investments.............      (988,358)       (1,719,196)          (90,679)          117,338
    Realized gain distribution received.................            --                --                --                --
    Change in unrealized appreciation (depreciation) on
      investments.......................................     5,588,061       (17,931,213)        1,028,311        (3,717,092)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................     4,289,277       (19,927,786)          849,875        (3,704,564)
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners, net of
      reversals.........................................        (3,118)         (124,985)           48,469           131,087
    Policyowners' surrenders............................    (2,503,064)       (7,279,601)         (349,644)         (553,523)
    Policyowners' annuity and death benefits, net of
      reversals.........................................      (176,773)       (1,717,610)          (31,575)         (135,179)
    Net transfers from (to) Fixed Account...............      (441,514)       (1,364,770)          (63,043)          (84,955)
    Transfers between Investment Divisions..............      (183,924)       (1,431,626)          116,709          (200,038)
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............    (3,308,393)      (11,918,592)         (279,084)         (842,608)
                                                          ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        (7,778)           62,659            (2,234)           15,753
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in net assets...............       973,106       (31,783,719)          568,557        (4,531,419)
NET ASSETS:
  Beginning of period...................................    52,098,590        83,882,309        10,310,867        14,842,286
                                                          ------------      ------------      ------------      ------------
  End of period.........................................  $ 53,071,696      $ 52,098,590      $ 10,879,424      $ 10,310,867
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002           2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $   (187,138)  $    909,350   $    (34,415)  $    100,567   $     (7,099)  $      4,285   $     (2,524)  $     (2,454)
          44,715        127,694         26,484         39,815             27             97             12             16
              --         26,374             --          3,485             --             23             --              4
       1,168,859      1,285,488        133,099        145,844            (99)           119            (23)            12
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,026,436      2,348,906        125,168        289,711         (7,171)         4,524         (2,535)        (2,422)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          64,443         24,595         26,503         57,490             --             --          3,948          9,819
        (877,351)    (3,244,711)      (129,456)      (368,027)      (227,236)      (870,963)       (23,812)       (68,340)
          59,898       (600,228)       (14,541)       (39,830)       (64,771)        (7,001)            --         (4,971)
        (408,428)      (263,525)        (5,897)       (18,485)      (130,112)      (455,768)       (38,996)            --
         210,667      1,137,123          2,227         27,857        (26,083)       299,379       (119,443)       171,347
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (950,771)    (2,946,746)      (121,164)      (340,995)      (448,202)    (1,034,353)      (178,303)       107,855
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (2,435)        (5,644)          (447)        (1,040)           (28)          (132)            (7)           (29)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          73,230       (603,484)         3,557        (52,324)      (455,401)    (1,029,961)      (180,845)       105,404
      30,073,397     30,676,881      3,960,849      4,013,173      3,118,828      4,148,789        593,264        487,860
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 30,146,627   $ 30,073,397   $  3,964,406   $  3,960,849   $  2,663,427   $  3,118,828   $    412,419   $    593,264
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

    Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Growth Equity Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                         NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At June 30, 2003, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    2,571         6,152         1,175         2,668         2,260          3,950
Identified cost............................  $59,595       $131,160      $15,437       $34,496       $ 2,260       $  3,950
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    3,249           667         2,116           279         2,672            414
Identified cost............................  $75,688       $14,600       $27,653       $ 3,654       $ 2,672       $    414

Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2003, were as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $   104       $   266       $   186       $   317       $   154       $    259
Proceeds from sales........................    3,729         5,570         1,411         1,513           190            454
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $   508       $   221       $   610       $    39       $    98       $     60
Proceeds from sales........................    4,139           588         1,750           195           555            242

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's accumulation value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

    NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets.

    Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC, additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.
--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
Transactions in accumulation units for the years ended December 31, 2002 and December 31, 2001, were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                2003           2002           2003           2002
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued on payments received from policyowners.........       1              5             18             34
Units redeemed on surrenders................................     (43)          (142)           (80)          (216)
Units redeemed on annuity and death benefits................      (5)            (8)            (5)           (10)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................     (18)           (25)           (31)           (43)
Units issued (redeemed) on transfers between
  Investment Divisions......................................      (6)           (14)            (7)           (15)
                                                               -----          -----          -----          -----
    Net increase (decrease).................................     (71)          (184)          (105)          (250)
Units outstanding, beginning of period......................     886          1,070          2,252          2,502
                                                               -----          -----          -----          -----
Units outstanding, end of period............................     815            886          2,147          2,252
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued on payments received from policyowners, net of
  reversals.................................................      --             (1)             1              3
Units redeemed on surrenders................................     (52)          (135)            (8)           (11)
Units redeemed on annuity and death benefits, net of
  reversals.................................................      (4)           (31)            (1)            (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................     (10)           (28)            (1)            (2)
Units issued (redeemed) on transfers between
  Investment Divisions......................................      (4)           (29)             3             (4)
                                                               -----          -----          -----          -----
    Net increase (decrease).................................     (70)          (224)            (6)           (17)
Units outstanding, beginning of period......................   1,100          1,324            239            256
                                                               -----          -----          -----          -----
Units outstanding, end of period............................   1,030          1,100            233            239
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      2003       2002       2003       2002       2003       2002       2003       2002
    -------------------------------------------------------------------------------------
         1          4          8         15          1          2          4         13
       (26)       (61)       (29)       (92)        (5)       (31)       (15)       (28)
        (3)        (3)        (2)        (5)        --         (1)        (1)        (2)
        (2)        (6)        (4)        (4)        (4)        (7)        (4)        (9)
         3          8          4         10          7         17          8         13
     -----      -----      -----      -----      -----      -----      -----      -----
       (27)       (58)       (23)       (76)        (1)       (20)        (8)       (13)
       420        478      1,006      1,082         99        119        196        209
     -----      -----      -----      -----      -----      -----      -----      -----
       393        420        983      1,006         98         99        188        196
     =====      =====      =====      =====      =====      =====      =====      =====
         2          1          1          2         --         --          1         --
       (21)       (83)        (3)       (10)       (10)       (37)        (1)        (3)
         2        (15)        (1)        (1)        (3)        --         --         --
       (10)        (7)        --         (1)        (6)       (20)        (2)        --
         5         29         --          1         (1)        13         (6)         8
     -----      -----      -----      -----      -----      -----      -----      -----
       (22)       (75)        (3)        (9)       (20)       (44)        (8)         5
       728        803        106        115        135        179         28         23
     -----      -----      -----      -----      -----      -----      -----      -----
       706        728        103        106        115        135         20         28
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:

                                                                       SINGLE PREMIUM POLICIES (A)
         COMMON STOCK INVESTMENT DIVISIONS           ---------------------------------------------------------------
                                                       2003       2002       2001       2000       1999       1998
                                                     ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets.........................................  $ 41,997   $ 41,980   $ 67,782   $100,094   $125,974   $122,082
Units Outstanding..................................       815        886      1,070      1,294      1,555      1,934
Unit Value.........................................  $  51.53   $  47.38   $  63.34   $  77.35   $  81.03   $  63.13
Total Return.......................................      8.8%     (25.2%)    (18.1%)     (4.5%)     28.4%      25.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.6%)     (0.4%)     (0.6%)

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets.........................................  $ 53,072   $ 52,099   $ 83,882   $125,958   $148,341   $148,707
Units Outstanding..................................     1,030      1,100      1,324      1,628      1,831      2,356
Unit Value.........................................  $  51.53   $  47.38   $  63.34   $  77.35   $  81.03   $  63.13
Total Return.......................................      8.8%     (25.2%)    (18.1%)     (4.5%)     28.4%      25.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.6%)     (0.4%)     (0.6%)

                                                                      FLEXIBLE PREMIUM POLICIES (B)
                                                     ---------------------------------------------------------------
                                                       2003       2002       2001       2000       1999       1998
                                                     ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets.........................................  $100,359   $ 97,039   $144,797   $197,591   $237,203   $213,384
Units Outstanding..................................     2,147      2,252      2,502      2,781      3,171      3,643
Unit Value.........................................  $  46.74   $  43.08   $  57.88   $  71.05   $  74.80   $  58.57
Total Return.......................................      8.5%     (25.6%)    (18.5%)     (5.0%)     27.7%      24.4%
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.9%)     (0.9%)     (1.1%)

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets.........................................  $ 10,879   $ 10,311   $ 14,842   $ 19,395   $ 22,173   $ 19,164
Units Outstanding..................................       233        239        256        273        296        327
Unit Value.........................................  $  46.74   $  43.08   $  57.88   $  71.05   $  74.80   $  58.57
Total Return.......................................      8.5%     (25.6%)    (18.5%)     (5.0%)     27.7%      24.4%
Ratio of Net Investment Income to Average Net
  Assets...........................................     (0.9%)     (0.8%)     (1.1%)

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                          SINGLE PREMIUM POLICIES (A)
                BOND INVESTMENT DIVISIONS                  ---------------------------------------------------------
                                                            2003      2002      2001      2000      1999      1998
                                                           ---------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets...............................................  $16,733   $17,277   $18,196   $18,734   $27,189   $31,159
Units Outstanding........................................      393       420       478       531       836       932
Unit Value...............................................  $ 42.57   $ 41.15   $ 38.06   $ 35.27   $ 32.52   $ 33.44
Total Return.............................................     3.4%      8.1%      7.9%      8.5%     (2.8%)     7.8%
Ratio of Net Investment Income to Average Net Assets.....    (0.6%)     3.0%      3.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets...............................................  $30,147   $30,073   $30,677   $31,279   $47,523   $44,341
Units Outstanding........................................      706       728       803       884     1,456     1,321
Unit Value...............................................  $ 42.73   $ 41.31   $ 38.20   $ 35.40   $ 32.64   $ 33.57
Total Return.............................................     3.4%      8.1%      7.9%      8.5%     (2.8%)     7.8%
Ratio of Net Investment Income to Average Net Assets.....    (0.6%)     3.0%      3.4%

                                                                         FLEXIBLE PREMIUM POLICIES (B)
                                                           ---------------------------------------------------------
                                                            2003      2002      2001      2000      1999      1998
                                                           ---------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets...............................................  $37,955   $37,638   $37,628   $37,963   $43,647   $52,741
Units Outstanding........................................      983     1,006     1,082     1,172     1,454     1,700
Unit Value...............................................  $ 38.61   $ 37.42   $ 34.78   $ 32.39   $ 30.02   $ 31.02
Total Return.............................................     3.2%      7.6%      7.4%      7.9%     (3.2%)     7.2%
Ratio of Net Investment Income to Average Net Assets.....    (0.9%)     2.6%      2.9%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets...............................................  $ 3,964   $ 3,961   $ 4,013   $ 4,216   $ 4,799   $ 5,509
Units Outstanding........................................      103       106       115       130       160       177
Unit Value...............................................  $ 38.67   $ 37.48   $ 34.84   $ 32.44   $ 30.06   $ 31.07
Total Return.............................................     3.2%      7.6%      7.4%      7.9%     (3.3%)     7.2%
Ratio of Net Investment Income to Average Net Assets.....    (0.9%)     2.5%      2.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                          SINGLE PREMIUM POLICIES (A)
             MONEY MARKET INVESTMENT DIVISIONS                ---------------------------------------------------
                                                               2003     2002     2001     2000     1999     1998
                                                              ---------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $2,253   $2,288   $2,755   $2,847   $3,485   $4,403
Units Outstanding...........................................      98       99      119      126      162      212
Unit Value..................................................  $23.10   $23.15   $23.13   $22.56   $21.53   $20.80
Total Return................................................   (0.2%)    0.1%     2.5%     4.8%     3.5%     3.9%
Ratio of Net Investment Income to Average Net Assets........   (0.2%)    0.1%     2.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $2,663   $3,119   $4,149   $4,867   $5,685   $6,358
Units Outstanding...........................................     115      135      179      216      264      306
Unit Value..................................................  $23.10   $23.15   $23.13   $22.56   $21.53   $20.80
Total Return................................................   (0.2%)    0.1%     2.5%     4.8%     3.5%     3.9%
Ratio of Net Investment Income to Average Net Assets........   (0.2%)    0.1%     2.6%

                                                                         FLEXIBLE PREMIUM POLICIES (B)
                                                              ---------------------------------------------------
                                                               2003     2002     2001     2000     1999     1998
                                                              ---------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $3,932   $4,127   $4,419   $4,890   $5,947   $6,659
Units Outstanding...........................................     188      196      209      236      299      345
Unit Value..................................................  $20.95   $21.06   $21.14   $20.72   $19.88   $19.29
Total Return................................................   (0.5%)   (0.4%)    2.0%     4.2%     3.1%     3.4%
Ratio of Net Investment Income to Average Net Assets........   (0.5%)   (0.4%)    2.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $  412   $  593   $  488   $  545   $  831   $  853
Units Outstanding...........................................      20       28       23       26       42       44
Unit Value..................................................  $20.95   $21.06   $21.14   $20.72   $19.88   $19.29
Total Return................................................   (0.5%)   (0.4%)    2.0%     4.2%     3.1%     3.4%
Ratio of Net Investment Income to Average Net Assets........   (0.5%)   (0.4%)    2.1%

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003
(Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in the MainStay VP Series Fund, Inc., at net
    asset value.............................................  $24,648,052     $10,417,174     $ 1,713,067

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......       22,411           9,204           1,502
                                                              -----------     -----------     -----------
      Total net assets......................................  $24,625,641     $10,407,970     $ 1,711,565
                                                              ===========     ===========     ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................  $24,625,641     $10,407,970     $ 1,711,565
                                                              ===========     ===========     ===========
Identified Cost of Investment...............................  $30,967,502     $ 9,524,472     $ 1,713,028
                                                              ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003
(Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $     2,788     $        --     $     6,444
  Mortality and expense risk charges........................      (39,953)        (17,891)         (2,974)
                                                              -----------     -----------     -----------
      Net investment income (loss)..........................      (37,165)        (17,891)          3,470
                                                              -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................      715,286         360,601          48,718
  Cost of investments sold..................................     (741,391)       (364,497)        (48,715)
                                                              -----------     -----------     -----------
      Net realized gain (loss) on investments...............      (26,105)         (3,896)              3
  Realized gain distribution received.......................           --              --              --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    2,143,290         418,029             (48)
                                                              -----------     -----------     -----------
      Net gain (loss) on investments........................    2,117,185         414,133             (45)
                                                              -----------     -----------     -----------
        Net increase (decrease) in net assets resulting from
          operations........................................  $ 2,080,020     $   396,242     $     3,425
                                                              ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003
and the year ended December 31, 2002
(Unaudited)

                                                   COMMON STOCK                    BOND                    MONEY MARKET
                                                    INVESTMENT                  INVESTMENT                  INVESTMENT
                                                     DIVISION                    DIVISION                    DIVISION
                                             -------------------------   -------------------------   -------------------------
                                                2003          2002          2003          2002          2003          2002
                                             ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........  $   (37,165)  $   151,835   $   (17,891)  $   402,404   $     3,470   $    16,426
    Net realized gain (loss) on
      investments..........................      (26,105)      151,062        (3,896)       26,752             3            13
    Realized gain distribution received....           --            --            --         8,975            --             9
    Change in unrealized appreciation
      (depreciation) on investments........    2,143,290    (7,991,347)      418,029       436,465           (48)           74
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in net
        assets resulting from operations...    2,080,020    (7,688,450)      396,242       874,596         3,425        16,522
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and (withdrawals):
    Payments received from policyowners....      735,162     1,527,233       307,466       643,256        57,069       124,459
    Cost of insurance......................     (335,244)     (479,534)     (157,620)     (192,240)      (26,241)      (50,699)
    Policyowners' surrenders...............   (1,064,790)   (2,539,405)     (450,664)     (861,365)      (34,366)     (180,886)
    (Withdrawals) due to policy loans......      385,917       773,372       129,910       165,764        10,020        14,270
    Policyowners' death benefits...........      (46,233)     (176,649)      (21,215)      (53,121)      (15,490)       (4,572)
    Transfers between Investment
      Divisions............................      (15,016)     (120,543)      (12,697)       23,894        27,816        99,274
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        (withdrawals)......................     (340,204)   (1,015,526)     (204,820)     (273,812)       18,808         1,846
                                             -----------   -----------   -----------   -----------   -----------   -----------
    Increase (decrease) attributable to New
      York Life Insurance and Annuity
      Corporation charges retained by the
      Separate Account.....................       (1,009)        6,816          (231)         (521)           (4)          (16)
                                             -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in net
          assets...........................    1,738,807    (8,697,160)      191,191       600,263        22,229        18,352
NET ASSETS:
    Beginning of period....................   22,886,834    31,583,994    10,216,779     9,616,516     1,689,336     1,670,984
                                             -----------   -----------   -----------   -----------   -----------   -----------
    End of period..........................  $24,625,641   $22,886,834   $10,407,970   $10,216,779   $ 1,711,565   $ 1,689,336
                                             ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

    The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the MainStay VP Growth Equity Portfolio-Initial Class, the Bond Investment Division which invests in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Division which invests in the MainStay VP Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to policyowner instructions.

    No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At June 30, 2003, the investment in the Mainstay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   ---------------------------------------------------------------
Number of shares.................................          1,504                   729                 1,713
Identified cost..................................        $30,968               $ 9,524               $ 1,713

Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2003, were as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   ---------------------------------------------------------------
Purchases........................................        $   338               $   138               $    71
Proceeds from sales..............................            715                   361                    49

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

    NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

    NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

NOTE 5--Financial Highlights (Net Assets in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2002, 2001, 2000, 1999 and 1998:

           COMMON STOCK INVESTMENT DIVISION
                                                         2003      2002         2001         2000         1999         1998
                                                        ---------------------------------------------------------------------
Net Assets............................................   $24,626  $22,887     $31,584      $40,275      $44,321      $36,307
Ratio of Net Investment Income to Average Net
  Assets..............................................     (0.2%)     0.6%         0.3%

               BOND INVESTMENT DIVISION
                                                         2003      2002         2001         2000         1999         1998
                                                        ---------------------------------------------------------------------
Net Assets............................................  $10,408   $10,217      $ 9,617      $ 9,209      $ 8,953      $ 9,385
Ratio of Net Investment Income to Average Net
  Assets..............................................     (0.2%)     4.1%         4.4%

           MONEY MARKET INVESTMENT DIVISION
                                                         2003      2002         2001         2000         1999         1998
                                                        ---------------------------------------------------------------------
Net Assets............................................  $ 1,712   $ 1,689      $ 1,671      $ 1,646      $ 1,655      $ 1,584
Ratio of Net Investment Income to Average Net
  Assets..............................................      0.2%      1.0%         3.5%

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Letter from the Chairman
--------------------------------------------------------------------------------

The first half of 2003 was marked by periods of extreme volatility in the financial markets. However, during this time the stock and bond markets posted positive returns. This was in sharp contrast to the last three years when the bond markets posted strong results while the stock market languished.

During the first quarter of 2003, investors were preoccupied with the uncertainty surrounding the impending war in Iraq and the weak global economy. As such, stocks declined as investors were drawn to the relative security offered by fixed-income securities. However, with the rapid conclusion of the major military action in Iraq, investors quickly turned their attention to the possibility of a sustained economic recovery as the year progressed. This led to a broad stock market rally, with all capitalization levels in both growth and value stocks generating double-digit positive market returns.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to grow. During the first quarter of 2003, the U.S. gross domestic product (GDP) was 1.4%. The preliminary GDP for the second quarter was 2.4%, surprising many economists who expected a more modest advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained a non-event, as geopolitical tensions eased and oil prices fell. In early May, the Federal Reserve (the Fed) noted that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to 1.00%, a 45-year low.

Tepid growth and high unemployment in many international countries led to interest rate cuts by several foreign central banks as well. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and riskier emerging-market debt and high yield bonds generated particularly strong results.

Another factor affecting the financial markets during the first half of the year was the narrow passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003. The new law will give many investors tax breaks on corporate dividends and capital gains. The Bush administration anticipates that lower taxes and more disposable income will contribute to stronger growth during the second half of the year.

At New York Life Investment Management LLC, we appreciate the opportunity to provide an overview of the economic, monetary, and fiscal developments that contributed to the performance of our MainStay VP Series Fund, Inc. Portfolios (the Portfolios) during the first half of 2003. We would also like to assure policyowners that regardless of short-term market events, each of the Portfolios will continue to follow established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and management decisions that affected the Portfolios during the six months ended June 30, 2003. As you look to the future, we encourage you to remain focused on your long-term goals, maintain a diversified portfolio, and continue to work closely with your NYLIFE Securities Inc. Registered Representative.

Sincerely,

/s/ Gary E. Wendlandt

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

July 2003

                             DEFINITION OF INDICES

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES AND REFERENCES COMMONLY CITED THROUGHOUT THE PORTFOLIO MANAGER COMMENTARIES (PAGES 27 THROUGH
32) IMMEDIATELY FOLLOWING THIS SECTION. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AVERAGE.

Securities in each Portfolio will not precisely match those in the Index, and so, performance of the Portfolio will differ.

CREDIT SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX generally includes 250-300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by Standard & Poor's; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P, and have an issue size greater than $100 million.

CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

DOW JONES INDUSTRIAL AVERAGE (DJIA) is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure and other service oriented firms.

IMONEYNET FIRST TIER RETAIL FUND AVERAGE includes only non-government retail funds that are not holding any second-tier securities. Portfolio holdings of first-tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes, and asset-backed commercial paper. Returns reflect reinvestment of all dividends and capital gains.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX (THE "AGGREGATE INDEX") includes the following other Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million.

LEHMAN BROTHERS GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. Government and Agency issues. Results assume the reinvestment of all income and capital gains distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Past performance does not guarantee future results.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE(R) INDEX (EUROPE, AUSTRALASIA, FAR
EAST) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of April 2002 the MSCI EAFE INDEX consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL MIDCAP(R) INDEX measures the performance of the 800 smallest companies of the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. Results assume the reinvestment of all income and capital gains distributions. The Index does not reflect fees or expenses.

RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(TM) GROWTH INDEX measures the performance of those Russell 2500(TM) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 3000(R) INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect fees or expenses.

S&P 500/BARRA VALUE(R) INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500/Barra Value(R) Index.

S&P MIDCAP 400(R) INDEX is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation and is generally considered representative of the market for domestic midcap stocks. Results assume the reinvestment of all income and capital gains distributions.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX(R) AND S&P 500(R) are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500(R) is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

TOTAL RETURN COMPOSITE INDEX is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. All of the indexes mentioned are unmanaged and total returns reflect the reinvestment of all income and capital gain distributions.

MAINSTAY VP BOND PORTFOLIO

MARKET OVERVIEW
A confluence of events drove most financial asset prices higher while the economy registered another underwhelming first half. Most economists are predicting a rebound in the second half of the year. We can't help but think that this year they are right. Policy makers have laid the groundwork with accommodative policy on almost all fronts and the contraction in corporate spending appears to have troughed.

The Federal Reserve (the Fed) has done its part in trying to revive the economy providing the 13(th) cut of the targeted federal funds rate since the easing cycle began the first week of 2001. After the Fed's latest interest rate cut on June 25, 2003 to 1.00%, it is clear they don't have much more punch in the bowl. Congress did their part as well, passing its second big tax cut in two years.

Financial markets in the U.S. rallied in the first half of the year. The equity markets started off slow but, as measured by the S&P 500(R) Index*, were up double digits through June 30(th). Ten-year Treasuries rallied through most of the first half of the year, before trading off as of late. Ten-year Treasuries rallied as much as 70 basis points before ending the quarter at 3.52% or 30 basis points lower for the year. The five-year Treasury ended the quarter yielding 2.41% or 33 basis points lower for the year.

Credit markets were the star performer in the fixed-income market through June 30(th). While Treasuries returned 3.74%, and mortgage-backed securities (MBS) just 1.59%, credit returned 7.79%. Generally speaking, the lower the quality, the higher the return. BBB's(1) returned 9.99% while single-A's(2) and double-A's returned 6.76% and 4.76%, respectively.

PORTFOLIO OVERVIEW
The MainStay VP Bond Portfolio (initial class of shares) had a total return of 4.09% during the first half of 2003. The average Lipper* Variable Products Corporate Debt A Rated Portfolio returned 4.40% and the Merrill Lynch Corporate and Government Master Index* returned 5.02%.

The Portfolio had 52% of its long-term assets in Treasuries (15%), Agencies (10%), and MBS (27%) rated AAA and 39% in corporate bonds with an average rating of single-A.

LOOKING AHEAD
Our outlook for the balance of the year is mixed. However, we believe credit will be a key driver of Portfolio results in the second half of the year. The credit market has a tremendous technical bid that should remain supportive. Cash flows into corporate bonds should remain strong, and we suspect new issue supply will slow quite dramatically over the next quarter or two. With respect to fundamentals, the leverage cycle has clearly shifted to a deleveraging cycle. However, the credit markets have rallied so far, so fast, we can't help but think there will be a retracement. If the cheapest 25% of the corporate market were stripped from the averages, the option adjusted spread on the market would be approximately 80 basis points over Treasuries, or 45 basis points tighter than the average. This leads us to believe that the richest 75% of the credit market will be vulnerable in the second half of the year.

Donald F. Serek
Thomas Volpe, Jr.
Portfolio Managers
New York Life Investment Management LLC

(1) Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is Standard & Poor's opinion, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

(2) Debt rated AAA by Standard & Poor's has the highest rating assigned by Standard & Poor's. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to the Portfolio's holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 through 26 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

MARKET OVERVIEW
During the first few months of 2003, the Iraqi crisis had a major influence on the financial markets. Both the equity and fixed-income markets experienced substantial performance swings on the back of diplomatic and military developments related to Iraq. Financial conditions improved during the second quarter, as major combat operations in Iraq came to a conclusion. Oil prices declined, and consumer confidence rebounded sharply. Equity markets recovered from their March lows, and yield spreads between corporate bonds and U.S. Treasuries narrowed.

The Federal Reserve's Federal Open Market Committee, or FOMC, met four times during the first half of the year, lowering its targeted federal funds rate by 25 basis points to 1.00% on June 25, 2003. Interestingly, rates had already dropped sharply across the money-market yield curve following the release of the FOMC's May statement, which highlighted the probability, though minor, of "an unwelcome substantial fall in inflation" from a level that was already low. As the June meeting approached, rates continued to fall as various Federal Reserve (the Fed) members spoke of the need to act preemptively to prevent the economy from slipping into a deflationary posture.

Overall, the yield on the 3-month U.S. Treasury bill fell from 1.20% at year-end 2002 to 0.85% on June 30, 2003. The yield on the 3-month LIBOR (London InterBank Offering Rate), which measures the rate that most credit-worthy international banks charge each other for large loans, declined from 1.38% to 1.11% over the same period.

PORTFOLIO REVIEW
For the seven-day period ended June 30, 2003, the MainStay VP Cash Management Portfolio (initial class of shares) provided a current yield of 0.66% and an effective yield of 0.66%. For the six months ended June 30, 2003, the Portfolio returned 0.37%. The Portfolio was in line with the 0.37% return of the average Lipper* Variable Products Money Market Portfolio over the same period. The Portfolio outperformed the 0.29% return of the iMoneyNet First Tier Retail Fund Average* for the six months ended June 30, 2003.

STRATEGIC POSITIONING
Throughout the first half of 2003, the Portfolio's assets were invested in securities issued by the U.S. Treasury and government-sponsored entities, as well as, in high-quality instruments issued by finance, insurance, and brokerage companies, industrial issuers, banks, and bank holding companies. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Portfolio was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Portfolio's concentration on the highest quality securities helped manage portfolio risk.

LOOKING AHEAD
The Federal Reserve indicated in its June 25th press release that the FOMC's concern over inflation falling from then-current levels was likely to predominate for the foreseeable future and reiterated that a further drop in inflation would be unwelcome. Given the current slack in the economy, we believe that it may take several quarters of above-trend economic growth to convince the Fed that deflationary pressures have eased and that raising the federal funds rate is in the best interests of the economy. In the meantime, we believe the Federal Reserve may be willing to reduce the targeted federal funds rate again if upcoming data show the economy failing to respond sufficiently to monetary and fiscal stimulus.

At least for the time being, we intend to maintain the Portfolio's longer-than-average duration. As the market continues to look for signs of a sustainable economic recovery, we also intend to remain focused on high-quality, liquid investments. Whatever the markets or the economy may bring, the Portfolio will continue to seek a high level of current income while preserving capital and maintaining liquidity.

Claude Athaide, Ph.D., CFA
Portfolio Manager
MacKay Shields LLC

While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 through 26 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

MARKET OVERVIEW
After three years of negative returns, the U.S. stock market rebounded in the first half of 2003. Equity gains were broad-based, with every sector ending the six-month period in positive territory. Based on Russell Indices, growth stocks outperformed value stocks at all capitalization levels, and smaller-capitalization stocks generally outperformed larger-capitalization issues.

Although the conflict in Iraq weighed heavily on the economy during the first half of the year, the equity market was still able to advance. The combination of a strong bond market and an accommodative Federal Reserve (the Fed) brought interest rates to their lowest level in over 40 years. On June 25, 2003, the Fed lowered the targeted federal funds rate by 25 basis points to 1.00%. The stock market also benefited when Congress passed a highly stimulative tax bill that included tax reductions on corporate dividends. As expectations for future economic growth began to improve, stock prices continued to climb.

The risk premium for U.S. equities decreased during the first half of 2003, due to the sharp drop in interest rates. Primary beneficiaries included some of the market's most speculative areas, such as internet software & services and internet retail. Highly leveraged airlines and unregulated utilities also benefited, as lower interest rates allowed them to strengthen their balance sheets.

PORTFOLIO OVERVIEW
For the six months ended June 30, 2003, the MainStay VP Growth Equity Portfolio (initial class of shares) returned 9.43%. The Portfolio underperformed the 10.78% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. The Portfolio also underperformed the 12.34% return of the Russell 1000(R) Index* and the 11.76% return of the S&P 500(R) Index* for the first six months of 2003.

The Portfolio's relative performance was negatively impacted by a core orientation toward higher-quality companies with steady earnings and strong balance sheets. During the first half of the year, the Portfolio stuck to this strategy, even as aggressive-growth and deep-value stocks led performance. We remain committed to our strategy, however, since we believe it may help the Portfolio outperform should investors refocus on fundamentals in the second half of the year.

STRATEGY AND SECTOR ALLOCATION
During the first half of 2003, the Portfolio concentrated on companies that have been able to grow earnings through the difficult economy of the past few years. We looked for companies with positive free cash flow, strong balance sheets, and the ability to increase dividends. In light of recent tax reforms and our expectation that interest rates will remain low, we believe that companies that are able to consistently raise dividends may emerge as market leaders.

We increased the Portfolio's already overweighted position in the health care sector during the first half of the year, with emphasis on companies that currently generate strong earnings and have what we believe to be promising growth prospects. We also added exposure to the financials sector during the period. Our decision was based in part on the Federal Reserve's observation that an accommodative monetary policy might help support an economy that may face persistent deflationary pressures. We purchased stocks in higher-growth industries, such as diversified financial services and capital markets. In light of recent fiscal and monetary policies, the Portfolio reduced its weighting in the consumer staples sector, since we believe that more-cyclical industries may have better prospects for earnings growth.

We maintained the Portfolio's underweighted position in the information technology sector during the first half of the year for several reasons. We were primarily concerned that the price/earnings multiples of many information technology companies remained stretched, despite severe stock-price contraction in recent years. Although information technology stocks were among the market's strongest performers in the first half of 2003, we saw only minor signs of improving demand. We may increase the Portfolio's exposure to the information technology sector when we feel more comfortable that a sustainable improvement in earnings is imminent.

STRONG AND WEAK PERFORMERS
Internet commerce company eBay (+53%)(1) was one of the Portfolio's strongest performers for the first half of the year. The stock benefited when the number of listings on the company's internet auction site grew significantly. Video-game provider Electronic Arts (+48%) saw its stock rebound steadily from depressed levels at year-end 2002. The company was able to distinguish itself from its peers by exceeding earnings expectations. Medical supplies maker Boston Scientific (+43%) advanced on hopes that the company's new products will be approved and will provide a strong boost to earnings. Amgen (+36%), a global biotechnology company, was another strong performer for the Portfolio during the first half of 2003.

Countrywide Financial (+35%), a residential mortgage banking company, outperformed on strong refinancing demand in a declining interest rate environment. Intel (+33%) performed well, as it was one of the few semiconductor companies able to keep earnings in line with expectations through the semi-annual period.

Given the general strength of the equity market during the first half of 2003, only a few stocks in the Portfolio provided disappointing results. Lockheed Martin (-17%) was one of the Portfolio's weakest holdings. Even though the company's operating performance was positive, the stock suffered from a general rotation out of the aerospace & defense industry after three years of strong returns for investors.

SIGNIFICANT PURCHASES AND SALES
One of the Portfolio's best performing new purchases was Textron (+32%), a global multi-industry company. We purchased the stock at levels we believed to be depressed in light of the company's ability to generate free cash flow. We also added satellite TV provider Echostar Communications (+23%), which also showed significant free cash-flow growth. Biotechnology company Genzyme (+22%) was another new purchase. The company benefited not only from the strong performance of its current product line but also from the future growth prospects of new products.

We sold the Portfolio's position in health care services company HCA during the first half of 2003. HCA's stock declined 23% after our sale, as the company -- and the hospital industry as a whole -- suffered from declining utilization rates. The Portfolio also sold Unilever, a global consumer products company, following a pre-announcement of lower-than-expected earnings. The move proved to be beneficial for the Portfolio, since the stock price fell 8% shortly after the position was sold.

LOOKING AHEAD
Declining interest rates may have fueled the equity market rally in the first half of 2003, but we believe that fuel is essentially spent. In our opinion, the next market advance will likely depend on fundamentals, such as earnings, dividends, and valuations. Sectors and companies that are able to improve earnings growth may be rewarded, while earnings laggards may be punished. We believe that the combination of monetary and fiscal stimulus we have seen in the first half of 2003 may help move corporate earnings growth higher and that the lowering of tax rates on corporate dividends was a monumental event.

We are particularly interested in companies that are able to generate free cash-flow growth, since we expect increasing investor interest in companies that can raise their dividends quickly. No matter what the markets or the economy may bring, the Portfolio will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

(1) Percentages reflect the total return performance of the indicated securities for the six months ended June 30, 2003, or for the portion of the reporting period such securities were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 through 26 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


LONG-TERM BONDS (91.0%)+
CORPORATE BONDS (32.0%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
AEROSPACE & DEFENSE (1.3%)
Boeing Capital Corp.
 5.75%, due 2/15/07..............  $ 5,000,000   $  5,461,055
General Dynamics Corp.
 4.25%, due 5/15/13..............    2,000,000      2,009,530
                                                 ------------
                                                    7,470,585
                                                 ------------
AIRLINES (0.2%)
Delta Air Lines, Inc.
 Pass-Through Certificates Series
 2001-1 Class A-2
 7.111%, due 9/18/11.............    1,000,000      1,014,099
                                                 ------------

AUTO LEASES (0.6%)
Toyota Motor Credit Corp.
 2.80%, due 1/18/06..............    3,000,000      3,076,302
                                                 ------------

AUTOMOBILES (3.6%)
DaimlerChrysler North America
 Holdings, Inc.
 3.75%, due 6/4/08...............    3,000,000      2,970,942
 7.20%, due 9/1/09...............    5,000,000      5,683,425
Ford Motor Co.
 6.625%, due 2/15/28.............    5,000,000      4,167,305
 7.45%, due 7/16/31..............    2,000,000      1,832,130
General Motors Corp.
 8.375%, due 7/15/33.............    5,000,000      4,910,950
                                                 ------------
                                                   19,564,752
                                                 ------------
BANKS (3.5%)
Bank of America Corp.
 7.80%, due 2/15/10..............    2,000,000      2,465,848
Bank One Corp.
 4.125%, due 9/1/07..............    2,000,000      2,116,504
Deutsche Bank Financial LLC
 5.375%, due 3/2/15..............    2,000,000      2,131,726
Fleet National Bank 5.75%, due
 1/15/09.........................    5,000,000      5,606,135
JP Morgan Chase & Co.
 6.625%, due 3/15/12.............    2,000,000      2,307,338
National City Corp.
 3.20%, due 4/1/08...............    1,000,000      1,010,174
Washington Mutual Financial Corp.
 6.875%, due 6/15/11.............    3,000,000      3,579,273
                                                 ------------
                                                   19,216,998
                                                 ------------
BEVERAGES (0.7%)
Pepsi Bottling Group, Inc. (The)
 Series B
 7.00%, due 3/1/29...............    3,000,000      3,652,521
                                                 ------------

CHEMICALS (0.4%)
Rohm & Haas Co.
 6.95%, due 7/15/04..............    2,000,000      2,103,352
                                                 ------------

                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------

DIVERSIFIED FINANCIALS (7.3%)
American General Finance Corp.
 Series G
 5.375%, due 9/1/09..............  $ 3,000,000   $  3,277,962
CIT Group, Inc.
 7.125%, due 10/15/04............    2,000,000      2,130,180
Citigroup, Inc.
 6.00%, due 2/21/12..............    2,000,000      2,275,132
FPL Group Capital, Inc.
 3.25%, due 4/11/06..............    2,000,000      2,052,328
General Electric Capital Corp.
 Series A
 6.00%, due 6/15/12..............    5,000,000      5,643,840
General Motors Acceptance Corp.
 6.85%, due 6/17/04..............    3,000,000      3,120,582
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12...............    3,000,000      3,295,887
Household Finance Corp.
 7.875%, due 3/1/07..............    2,000,000      2,357,240
MBNA America Bank N.A.
 5.375%, due 1/15/08.............    2,000,000      2,162,316
Mellon Funding Corp.
 6.40%, due 5/14/11..............    1,125,000      1,310,659
Morgan Stanley Dean Witter & Co.
 6.75%, due 4/15/11..............    2,000,000      2,339,362
National Rural Utilities
 Cooperative Finance Corp.
 6.00%, due 5/15/06..............    5,000,000      5,553,275
Wells Fargo Financial, Inc.
 6.85%, due 7/15/09..............    4,000,000      4,766,880
                                                 ------------
                                                   40,285,643
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
BellSouth Corp.
 5.00%, due 10/15/06.............    1,000,000      1,092,912
Sprint Capital Corp.
 6.90%, due 5/1/19...............    1,000,000      1,047,448
Verizon New England, Inc.
 6.50%, due 9/15/11..............    5,000,000      5,801,705
WorldCom, Inc.-WorldCom Group
 6.50%, due 5/15/04 (a)..........    5,000,000      1,475,000
                                                 ------------
                                                    9,417,065
                                                 ------------
ELECTRIC UTILITIES (2.7%)
Commonwealth Edison Co.
 6.95%, due 7/15/18..............    5,000,000      6,091,070
Consolidated Edison Co.
 of New York
 5.875%, due 4/1/33.........    1,000,000      1,066,762
Progress Energy, Inc.
 6.50%, due 7/15/12..............    2,000,000      2,313,488
Union Electric Co.
 5.25%, due 9/1/12...............    3,000,000      3,258,723

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
ELECTRIC UTILITIES (Continued)
Wisconsin Electric Power Co.
 5.625%, due 5/15/33.............  $ 2,000,000   $  2,067,294
                                                 ------------
                                                   14,797,337
                                                 ------------
FOOD & DRUG RETAILING (1.5%)
Delhaize America, Inc.
 7.375%, due 4/15/06.............    2,500,000      2,625,000
Safeway, Inc.
 4.80%, due 7/16/07..............    2,000,000      2,091,578
SUPERVALU, Inc.
 7.50%, due 5/15/12..............    3,000,000      3,420,546
                                                 ------------
                                                    8,137,124
                                                 ------------
FOOD PRODUCTS (1.7%)
Kellogg Co.
 Series B
 6.00%, due 4/1/06...............    5,000,000      5,512,095
Unilever Capital Corp.
 7.125%, due 11/1/10.............    3,000,000      3,634,713
                                                 ------------
                                                    9,146,808
                                                 ------------
INSURANCE (0.4%)
Allstate Corp. (The) 5.35%, due
 6/1/33..........................    1,000,000        976,959
MetLife, Inc.
 5.375%, due 12/15/12............    1,000,000      1,077,471
                                                 ------------
                                                    2,054,430
                                                 ------------
IT CONSULTING & SERVICES (0.2%)
Electronic Data Systems Corp.
 6.00%, due 8/1/13 (b)...........    1,000,000        974,900
                                                 ------------

MEDIA (1.6%)
CSC Holdings, Inc.
 7.25%, due 7/15/08..............    1,500,000      1,500,000
Time Warner, Inc.
 6.625%, due 5/15/29.............    2,500,000      2,577,803
Walt Disney Co. (The) Series B
 6.75%, due 3/30/06..............    2,000,000      2,227,184
 7.00%, due 3/1/32...............    2,000,000      2,326,954
                                                 ------------
                                                    8,631,941
                                                 ------------
METALS & MINING (0.2%)
BHP Finance USA Ltd.
 4.80%, due 4/15/13..............    1,000,000      1,042,636
                                                 ------------

MULTILINE RETAIL (1.5%)
Sears Roebuck Acceptance Corp.
 6.75%, due 9/15/05..............    2,000,000      2,188,608
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09.............    5,000,000      6,017,790
                                                 ------------
                                                    8,206,398
                                                 ------------

                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Arizona Public Service Co.
 5.625%, due 5/15/33.............  $ 2,000,000   $  1,992,654
South Carolina Electric & Gas Co.
 5.30%, due 5/15/33..............    2,000,000      1,982,872
                                                 ------------
                                                    3,975,526
                                                 ------------
OIL & GAS (0.4%)
Conoco Funding Co.
 6.35%, due 10/15/11.............    2,000,000      2,336,152
                                                 ------------

PAPER & FOREST PRODUCTS (0.3%)
Weyerhaeuser Co.
 7.375%, due 3/15/32.............    1,500,000      1,724,280
                                                 ------------

PHARMACEUTICALS (0.6%)
Abbott Laboratories
 5.625%, due 7/1/06..............    3,000,000      3,321,690
                                                 ------------

ROAD & RAIL (0.9%)
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    4,000,000      5,015,080
                                                 ------------

Total Corporate Bonds (Cost
 $162,091,222)...................                 175,165,619
                                                 ------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (52.2%)
FEDERAL HOME LOAN BANK (2.9%)
 3.00%, due 8/15/05..............    5,000,000      5,151,960
 3.25%, due 8/15/05..............    5,000,000      5,184,345
 3.75%, due 8/15/07..............    5,000,000      5,267,035
                                                 ------------
                                                   15,603,340
                                                 ------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION (MORTGAGE PASS-THROUGH SECURITIES) (5.3%)
 6.00%, due 7/1/17-1/1/33........   14,433,528     14,977,359
 6.50%, due 7/1/17-9/1/32........    7,026,748      7,322,873
 7.00%, due 1/1/33...............    6,528,755      6,844,772
                                                 ------------
                                                   29,145,004
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.9%)
 2.375%, due 3/17/06.............   16,000,000     16,147,120
 5.125%, due 2/13/04.............   12,000,000     12,298,524
 5.25%, due 8/1/12...............    2,000,000      2,161,460
 5.91%, due 8/25/03..............    7,000,000      7,051,478
                                                 ------------
                                                   37,658,582
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                      PRINCIPAL
                                       AMOUNT        VALUE
                                   --------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
SECURITIES) (17.5%)
 4.50%, due 4/1/18...............  $ 7,478,775   $  7,641,595
 5.00%, due 1/1/18-5/1/33........   20,369,571     20,976,716
 5.50%, due 5/1/16-5/1/33........   27,278,869     28,296,777
 6.00%, due 2/1/14-4/1/33........   16,208,554     16,868,581
 6.50%, due 10/1/27-12/1/31......   13,831,538     14,459,047
 7.00%, due 2/1/27-4/1/31........    4,302,905      4,540,182
 7.50%, due 7/1/28...............      992,553      1,057,102
 8.00%, due 5/1/25-12/1/29.......    1,736,141      1,881,934
                                                 ------------
                                                   95,721,934
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH SECURITIES) (4.1%)
 5.50%, due 3/15/33-4/15/33......    5,404,723      5,639,487
 6.00%, due 2/15/32..............    3,891,299      4,080,954
 6.50%, due 4/15/32-6/15/32......   10,339,734     10,857,031
 7.00%, due 7/15/31..............    1,344,340      1,419,865
 9.00%, due 4/15/26..............      460,634        511,450
                                                 ------------
                                                   22,508,787
                                                 ------------
UNITED STATES TREASURY BONDS (2.4%)
 5.375%, due 2/15/31.............    7,100,000      7,994,991
 7.125%, due 2/15/23.............    4,000,000      5,360,156
                                                 ------------
                                                   13,355,147
                                                 ------------
UNITED STATES TREASURY NOTES (13.1%)
 1.625%, due 1/31/05-4/30/05.....   18,000,000     18,123,437
 1.75%, due 12/31/04.............   17,000,000     17,147,424
 2.125%, due 8/31/04.............    7,000,000      7,085,589
 2.625%, due 5/15/08.............    4,000,000      4,036,564
 3.00%, due 2/29/04..............    4,000,000      4,053,124
 3.25%, due 5/31/04..............    4,000,000      4,080,780
 3.625%, due 5/15/13.............    8,000,000      8,062,496
 6.00%, due 8/15/09..............    4,000,000      4,718,280
 6.50%, due 10/15/06.............    4,000,000      4,595,624
                                                 ------------
                                                   71,903,318
                                                 ------------
Total U.S. Government & Federal
 Agencies (Cost $280,805,492)....                 285,896,112
                                                 ------------

YANKEE BONDS (6.8%)
BANKS (0.6%)
Royal Bank of Scotland Group PLC
 5.00%, due 10/1/14..............    3,000,000      3,147,879
                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
France Telecom S.A.
 10.00%, due 3/1/31..............    5,000,000      6,918,675
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------

FOREIGN GOVERNMENTS (4.5%)
Province of British Columbia
 4.625%, due 10/3/06.............  $ 5,000,000   $  5,402,660
Province of Manitoba
 2.75%, due 1/17/06..............    4,000,000      4,075,280
Province of New Brunswick
 3.50%, due 10/23/07.............    3,000,000      3,129,147
Province of Ontario
 5.50%, due 10/1/08..............    6,000,000      6,776,976
Province of Quebec
 5.00%, due 7/17/09..............    2,000,000      2,192,210
Republic of Italy
 2.50%, due 3/31/06..............    3,000,000      3,058,317
                                                 ------------
                                                   24,634,590
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Vodafone Group PLC
 6.25%, due 11/30/32.............    2,000,000      2,165,846
                                                 ------------
Total Yankee Bonds
(Cost $34,553,219)...............                  36,866,990
                                                 ------------
Total Long-Term Bonds
(Cost $477,449,933)..............                 497,928,721
                                                 ------------

SHORT-TERM INVESTMENTS (8.1%)
COMMERCIAL PAPER (8.1%)
ANZ Delaware, Inc.
 1.22%, due 7/1/03...............    5,500,000      5,500,000
BMW U.S. Capital Corp.
 1.02%, due 7/28/03..............    5,000,000      4,996,174
Ciesco LP
 1.02%, due 8/1/03...............    3,000,000      2,997,365
Citigroup Global Markets
 Holdings, Inc.
 1.16%, due 7/10/03..............    5,000,000      4,998,549
Coca-Cola Co. (The) 1.00%, due
 7/24/03.........................    5,000,000      4,996,805
Danske Corp.
 1.22%, due 7/7/03...............    5,000,000      4,998,982
E.I. du Pont de Nemours & Co.
 0.97%, due 7/14/03..............    2,000,000      1,999,299
Merck & Co., Inc.
 1.03%, due 7/17/03..............    5,000,000      4,997,711
Morgan Stanley Dean Witter & Co.
 1.07%, due 7/7/03...............    3,000,000      2,999,465
Republic of Italy 1.24%, due
 10/22/03........................    2,000,000      1,992,270

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

SHORT-TERM INVESTMENTS (CONTINUED)
                                      PRINCIPAL
                                        AMOUNT       VALUE
                                   --------------------------
COMMERCIAL PAPER (Continued)
UBS Finance Delaware LLC
 1.31%, due 7/1/03...............  $ 3,693,000   $  3,693,000
                                                 ------------
Total Short-Term Investments
 (Cost $44,169,620)..............                  44,169,620
                                                 ------------
Total Investments (Cost
 $521,619,553) (c)...............         99.1%   542,098,341(d)
Cash and Other Assets, Less
 Liabilities.....................          0.9      5,152,935
                                   -----------   ------------
Net Assets.......................        100.0%  $547,251,276
                                   ===========   ============

------------
(a) Issue in default.
(b) May be sold to institutional investors only.
(c) The cost for federal income tax purposes is $521,690,665.
(d) At June 30, 2003 net unrealized appreciation was $20,407,676, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $24,486,534 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,078,858.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $521,619,553).........   $542,098,341
Cash.....................................      2,295,421
Receivables:
  Investment securities sold.............     16,802,932
  Interest...............................      5,428,256
  Fund shares sold.......................        423,166
                                            ------------
        Total assets.....................    567,048,116
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     19,333,732
  Shareholder communication..............        118,597
  Adviser................................        112,924
  Fund shares redeemed...................        107,509
  Administrator..........................         90,339
  NYLIFE Distributors....................            117
Accrued expenses.........................         33,622
                                            ------------
        Total liabilities................     19,796,840
                                            ------------
Net assets...............................   $547,251,276
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    381,846
  Service Class..........................          1,110
Additional paid-in capital...............    506,723,925
Accumulated undistributed net investment
  income.................................     10,264,638
Accumulated undistributed net realized
  gain on investments....................      9,400,969
Net unrealized appreciation on
  investments............................     20,478,788
                                            ------------
Net assets...............................   $547,251,276
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $545,664,700
                                            ============
  Shares of capital stock outstanding....     38,184,555
                                            ============
  Net asset value per share
    outstanding..........................   $      14.29
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $  1,586,576
                                            ============
  Shares of capital stock outstanding....        111,043
                                            ============
  Net asset value per share
    outstanding..........................   $      14.29
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $ 11,632,660
                                            ------------
Expenses:
  Advisory...............................        642,309
  Administration.........................        513,847
  Shareholder communication..............        114,782
  Professional...........................         53,970
  Directors..............................         12,817
  Portfolio pricing......................          4,872
  Service................................            117
  Miscellaneous..........................         25,308
                                            ------------
        Total expenses...................      1,368,022
                                            ------------
Net investment income....................     10,264,638
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      9,472,081
Net change in unrealized appreciation on
  investments............................      1,312,511
                                            ------------
Net realized and unrealized gain on
  investments............................     10,784,592
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 21,049,230
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003           2002
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $ 10,264,638   $ 20,207,058
 Net realized gain on investments...........................     9,472,081      6,170,417
 Net change in unrealized appreciation on investments.......     1,312,511     11,948,215
                                                              ------------   ------------
 Net increase in net assets resulting from operations.......    21,049,230     38,325,690
                                                              ------------   ------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class............................................            --    (20,660,496)
 From net realized gain on investments:
   Initial Class............................................            --       (206,736)
                                                              ------------   ------------
     Total dividends and distributions to shareholders......            --    (20,867,232)
                                                              ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    66,165,441    124,748,902
   Service Class............................................     1,594,454             --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends and distributions:
   Initial Class............................................            --     20,867,232
                                                              ------------   ------------
                                                                67,759,895    145,616,134
 Cost of shares redeemed:
   Initial Class............................................   (23,297,629)   (54,317,370)
                                                              ------------   ------------
 Increase in net assets derived from capital share
   transactions.............................................    44,462,266     91,298,764
                                                              ------------   ------------
Net increase in net assets..................................    65,511,496    108,757,222
NET ASSETS:
Beginning of period.........................................   481,739,780    372,982,558
                                                              ------------   ------------
End of period...............................................  $547,251,276   $481,739,780
                                                              ============   ============
Accumulated undistributed net investment income at end of
 period.....................................................  $ 10,264,638   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      INITIAL CLASS                                  SERVICE CLASS
                                           --------------------------------------------------------------------      -------------
                                                                                                                        JUNE 4,
                                           SIX MONTHS                                                                   2003(a)
                                             ENDED                                                                      THROUGH
                                            JUNE 30,                    YEAR ENDED DECEMBER 31                         JUNE 30,
                                             2003*        2002       2001       2000       1999          1998            2003*
                                           ---------------------------------------------------------------------------------------
Net asset value at beginning of period....  $  13.73    $  13.11   $  12.59   $  12.24   $  13.23      $  13.14        $  14.35
                                            --------    --------   --------   --------   --------      --------        --------
Net investment income.....................      0.27        0.60       0.65       0.85       0.78          0.74            0.27
Net realized and unrealized gain (loss) on
 investments..............................      0.29        0.64       0.52       0.35      (0.99)         0.46           (0.33)
                                            --------    --------   --------   --------   --------      --------        --------
Total from investment operations..........      0.56        1.24       1.17       1.20      (0.21)         1.20           (0.06)
                                            --------    --------   --------   --------   --------      --------        --------
Less dividends and distributions:
 From net investment income...............        --       (0.61)     (0.65)     (0.85)     (0.78)        (0.74)             --
 From net realized gain on investments....        --       (0.01)        --         --      (0.00)(b)     (0.37)             --
                                            --------    --------   --------   --------   --------      --------        --------
Total dividends and distributions.........        --       (0.62)     (0.65)     (0.85)     (0.78)        (1.11)             --
                                            --------    --------   --------   --------   --------      --------        --------
Net asset value at end of period..........  $  14.29    $  13.73   $  13.11   $  12.59   $  12.24      $  13.23        $  14.29
                                            ========    ========   ========   ========   ========      ========        ========
Total investment return...................      4.09%(c)     9.48%     9.27%      9.82%     (1.53%)        9.12%          (0.30%)(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income....................      4.04%+      4.93%      5.66%      6.37%      5.86%         5.86%           3.79%+
 Expenses.................................      0.54%+      0.52%      0.52%      0.51%      0.50%         0.52%           0.79%+
Portfolio turnover rate...................        63%         76%        54%        58%       161%          206%             63%
Net assets at end of period (in 000's)....  $545,665    $481,740   $372,983   $257,573   $287,361      $277,392        $  1,587

------------

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


SHORT-TERM INVESTMENTS (100.1%)+
                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
BANK NOTES (3.3%)
Bank One Corp.
 Chicago, Illinois Series CD
 1.16%, due 11/10/03 (c).........  $ 4,000,000   $  3,999,852
 1.49%, due 5/10/04 (c)..........    3,500,000      3,506,937
Citibank of North America
 0.95%, due 9/19/03 (c)..........    4,000,000      4,000,000
 1.22%, due 8/19/03 (c)..........    4,000,000      4,000,000
                                                 ------------
                                                   15,506,789
                                                 ------------
CERTIFICATES OF DEPOSIT (4.6%) (Yankee Certificates of
Deposit)
Barclays Bank PLC NY
 1.215%, due 7/3/03 (c)..........    4,000,000      3,999,997
 1.24%, due 7/3/03 (c)...........    4,000,000      4,000,075
Bayerische Landesbank N.Y.
 1.23%, due 10/29/03 (c).........    5,000,000      5,000,822
Dexia Bank New York Branch
 1.04%, due 9/30/03 (c)..........    5,000,000      5,000,378
Rabobank Nederland N.V.
 1.20%, due 9/29/03 (c)..........    4,000,000      3,999,793
                                                 ------------
                                                   22,001,065
                                                 ------------
COMMERCIAL PAPER (43.0%)
ABN-Amro North America Finance,
 Inc.
 1.05%, due 7/23/03..............    4,400,000      4,397,177
Allianz Finance Corp.
 1.23%, due 8/20/03 (a)..........    4,000,000      3,993,167
 1.24%, due 8/12/03 (a)..........    5,000,000      4,992,766
American Express Credit Corp.
 1.24%, due 7/22/03..............    4,000,000      3,997,107
American General Finance Corp.
 1.20%, due 7/30/03-9/8/03.......    8,000,000      7,986,933
ANZ (DE), Inc.
 1.21%, due 7/7/03...............    5,000,000      4,998,992
Atlantis One Funding Corp.
 1.20%, due 10/15/03 (a).........    4,000,000      3,985,867
Barclays U.S. Funding Corp.
 1.21%, due 8/1/03...............    2,700,000      2,697,187
ChevronTexaco Corp.
 1.00%, due 7/31/03..............    4,000,000      3,996,667
European Investment Bank
 1.20%, due 7/15/03..............    4,000,000      3,998,133
Goldman Sachs Group, Inc.
 0.92%, due 2/6/04...............    3,025,000      3,007,993
 1.26%, due 7/7/03-11/17/03......    8,000,000      7,979,700
Harvard University
 1.17%, due 8/5/03...............    4,000,000      3,995,450
HBOS Treasury Services
 1.04%, due 12/8/03..............    5,900,000      5,872,860
 1.21%, due 7/2/03...............    3,100,000      3,099,896
 1.25%, due 8/6/03...............    3,275,000      3,270,906

                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
COMMERCIAL PAPER (Continued)
ING U.S. Funding LLC
 1.18%, due 8/14/03..............  $ 4,000,000   $  3,994,231
 1.21%, due 7/9/03...............    5,100,000      5,098,629
International Bank for
 Reconstruction & Development
 0.92%, due 7/21/03..............    2,325,000      2,323,812
International Business Machines
 Corp.
 1.54%, due 7/11/03..............    5,000,000      4,997,861
KFW International Finance, Inc.
 1.20%, due 8/26/03-10/29/03.....    8,000,000      7,976,533
 1.24%, due 10/23/03.............    4,000,000      3,984,293
Lloyds Bank PLC
 1.26%, due 7/28/03..............    4,000,000      3,996,220
Merck & Co., Inc.
 1.05%, due 9/12/03..............    5,000,000      4,989,354
Nationwide Building Society
 1.20%, due 7/8/03...............    4,000,000      3,999,067
 1.22%, due 8/7/03...............    7,950,000      7,940,134
Nestle Capital Corp.
 1.14%, due 9/15/03 (a)..........    4,775,000      4,763,424
Nestle Holdings UK PLC
 1.00%, due 12/31/03.............    4,000,000      3,979,667
Pfizer, Inc.
 0.90%, due 12/9/03 (a)..........    4,000,000      3,983,900
Prudential Funding LLC
 0.98%, due 11/18/03.............    4,000,000      3,984,756
 1.20%, due 8/1/03...............    4,000,000      3,995,866
 1.30%, due 7/25/03..............    4,000,000      3,996,533
Quebec Province
 0.91%, due 12/3/03 (a)..........    4,000,000      3,984,328
 1.17%, due 10/9/03 (a)..........    4,000,000      3,987,000
Rio Tinto America, Inc.
 1.20%, due 7/11/03 (a)..........    2,975,000      2,974,008
Royal Bank of Canada
 1.03%, due 9/19/03..............    4,000,000      3,990,844
 1.30%, due 7/21/03..............    4,000,000      3,997,111
Shell Finance (U.K.) PLC
 1.14%, due 7/18/03 (a)..........    5,000,000      4,997,308
 1.20%, due 8/28/03 (a)..........    4,000,000      3,992,267
 1.26%, due 9/18/03 (a)..........    4,000,000      3,988,940
Societe Generale N.A., Inc.
 1.15%, due 11/14/03.............    4,000,000      3,982,622
 1.30%, due 7/9/03...............    4,000,000      3,998,844
Svenska Handelsbanken AB
 1.03%, due 7/16/03..............    4,000,000      3,998,283
 1.21%, due 7/1/03...............    5,050,000      5,050,000
UBS Finance Delaware LLC
 1.20%, due 8/15/03..............    4,000,000      3,994,025
USAA Capital Corp.
 1.18%, due 8/12/03..............    4,500,000      4,493,805
                                                 ------------
                                                  203,704,466
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

SHORT-TERM INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
CORPORATE BONDS (4.2%)
First Union Corp.
 6.625%, due 6/15/04 (c).........  $ 4,850,000   $  5,109,441
Ford Credit Auto Owner Trust
 Series 2003-A Class A1
 1.363%, due 10/15/03 (b)(c).....      571,895        571,895
Metropolitan Life Insurance Co.
 Series EXL
 1.124%, due 4/28/04 (a)(b)(c)...    4,000,000      4,000,000
Morgan Stanley Dean Witter & Co.
 5.625%, due 1/20/04 (c).........    4,000,000      4,101,387
Unilever Capital Corp.
 6.75%, due 11/1/03 (c)..........    5,853,000      5,960,210
                                                 ------------
                                                   19,742,933
                                                 ------------
MEDIUM-TERM NOTES (4.3%)
American Express Credit Corp.
 Series B
 1.35%, due 3/5/08 (b)(c)........    4,000,000      4,000,000
General Electric Capital Co.
 Series A
 1.39%, due 5/7/04 (b)(c)........    4,000,000      4,004,425
Merrill Lynch & Co., Inc.
 Series B
 5.88%, due 1/15/04 (c)..........    1,200,000      1,202,371
Morgan Stanley Dean Witter & Co.
 Series C
 1.581%, due 5/11/04 (b)(c)......    5,000,000      5,013,875
 1.61%, due 2/2/04 (b)(c)........    6,000,000      6,153,898
                                                 ------------
                                                   20,374,569
                                                 ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (36.4%)
Federal Home Loan Bank
(Discount Notes)
 1.11%, due 11/19/03.............    6,000,000      5,973,915
 1.14%, due 11/7/03..............    5,000,000      4,979,575
 1.15%, due 10/31/03-11/12/03....   10,000,000      9,959,289
 1.23%, due 9/2/03...............    4,000,000      3,991,390
Federal Home Loan Mortgage
 Corporation
 (Discount Notes)
 1.12%, due 3/12/04..............    4,000,000      3,968,267
 1.14%, due 12/5/03..............    3,000,000      2,985,151
 1.15%, due 9/19/03-10/22/03.....    7,830,000      7,805,035
 1.16%, due 9/24/03-11/14/03.....    8,000,000      7,971,516
 1.17%, due 8/18/03..............    4,000,000      3,993,760
 1.18%, due 7/29/03-9/17/03......   10,000,000      9,982,647
 1.20%, due 10/30/03.............    5,000,000      4,979,833
 1.23%, due 7/17/03-8/29/03......   11,000,000     10,985,172
 1.24%, due 12/15/03.............    4,000,000      3,976,991
 1.27%, due 12/29/03.............    4,900,000      4,868,712
 1.28%, due 9/10/03..............    9,700,000      9,675,434

                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (Continued)
Federal National Mortgage
 Association (Discount Notes)
 1.12%, due 2/6/04...............  $ 5,300,000   $  5,263,724
 1.13%, due 9/3/03...............    4,500,000      4,490,960
 1.17%, due 8/11/03..............    5,300,000      5,292,908
 1.20%, due 7/23/03..............    4,000,000      3,997,067
 1.23%, due 10/17/03.............    5,000,000      4,981,550
 1.24%, due 7/16/03..............    4,000,000      3,997,933
 1.25%, due 9/19/03-12/12/03.....    6,100,000      6,074,305
United States Treasury Bills
 (Discount Notes)
 1.06%, due 8/14/03..............    6,050,000      6,042,192
 1.09%, due 8/21/03-8/28/03......   13,300,000     13,277,239
 1.13%, due 9/25/03..............    4,000,000      3,989,250
 1.14%, due 9/11/03-9/18/03......    9,000,000      8,978,372
 1.18%, due 10/9/03..............    5,550,000      5,531,885
 1.22%, due 7/10/03..............    5,000,000      4,998,478
                                                 ------------
                                                  173,012,550
                                                 ------------
                                     SHARES
                                    ---------
INVESTMENT COMPANY (4.3%)
Merrill Lynch Premier
 Institutional Fund..............   20,535,000     20,535,000
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $474,877,372)
 (d).............................        100.1%   474,877,372
Liabilities in Excess of
 Cash and Other Assets...........         (0.1)      (201,269)
                                   -----------   ------------
Net Assets.......................        100.0%  $474,676,103
                                   ===========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 2003.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


The table below sets forth the diversification of Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                  AMORTIZED
                                     COST        PERCENT+
                                 ------------------------
Auto Leases....................  $    571,894       0.1%
Banks #........................   143,262,961      30.2
Computer Systems...............     4,997,861       1.1
Consumer Financial Services....     3,997,107       0.9
Education......................     3,995,450       0.8
Finance........................    27,051,956       5.7
Finance-Diversified............     4,493,805       1.0
Food...........................     3,979,667       0.8
Foreign Government.............     7,971,328       1.7
Health Care-Drugs..............     3,983,900       0.8
Health Care-Medical Products...     4,989,354       1.1
Insurance......................    23,964,089       5.1
Investment Bank/Brokerage......    23,357,836       4.9
Investment Company.............    20,535,000       4.3
Metals-Miscellaneous...........     2,974,008       0.6
Oil-Intergrated Domestic.......     3,996,667       0.8
Special Purpose Finance........    17,741,939       3.8
U.S. Government &
  Federal Agencies.............   173,012,550      36.4
                                 ------------     ------
                                  474,877,372     100.1
Liabilities in Excess of Cash
  and Other Assets.............      (201,269)     (0.1)
                                 ------------     ------
Net Assets.....................  $474,676,103     100.0%
                                 ============     ======

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (amortized cost $474,877,372)..........   $474,877,372
Cash.....................................         28,425
Receivables:
  Fund shares sold.......................     10,867,644
  Investment securities sold.............      4,000,000
  Interest...............................        456,224
                                            ------------
        Total assets.....................    490,229,665
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     12,976,493
  Fund shares redeemed...................      1,897,496
  Shareholder communication..............        185,284
  Adviser................................         95,192
  Administrator..........................         76,160
  Custodian..............................          8,227
Accrued expenses.........................         30,286
Dividend payable.........................        284,424
                                            ------------
        Total liabilities................     15,553,562
                                            ------------
Net assets...............................   $474,676,103
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 700 million shares authorized...   $  4,746,641
Additional paid-in capital...............    469,914,525
Accumulated undistributed net realized
  gain on investments....................         14,937
                                            ------------
Net assets applicable to outstanding
  shares.................................   $474,676,103
                                            ============
Shares of capital stock outstanding......    474,664,050
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  3,180,936
                                            ------------
Expenses:
  Advisory...............................        604,101
  Administration.........................        483,280
  Shareholder communication..............        169,520
  Professional...........................         51,191
  Custodian..............................         22,689
  Directors..............................         12,819
  Miscellaneous..........................          9,499
                                            ------------
        Total expenses...................      1,353,099
                                            ------------
Net investment income....................      1,827,837
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........            169
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  1,828,006
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                   2003              2002
                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $     1,827,837   $     6,525,769
  Net realized gain on investments..........................              169            26,823
                                                              ---------------   ---------------
  Net increase in net assets resulting from operations......        1,828,006         6,552,592
                                                              ---------------   ---------------
Dividends and distributions to shareholders:
  From net investment income................................       (1,827,837)       (6,525,769)
  From net realized gain on investments.....................          (12,055)           (2,664)
                                                              ---------------   ---------------
    Total dividends and distributions to shareholders.......       (1,839,892)       (6,528,433)
                                                              ---------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares..........................      651,653,117     1,790,830,476
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............        1,591,834         6,528,190
                                                              ---------------   ---------------
                                                                  653,244,951     1,797,358,666
  Cost of shares redeemed...................................     (696,905,255)   (1,760,205,751)
                                                              ---------------   ---------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................      (43,660,304)       37,152,915
                                                              ---------------   ---------------
Net increase (decrease) in net assets.......................      (43,672,190)       37,177,074
NET ASSETS:
Beginning of period.........................................      518,348,293       481,171,219
                                                              ---------------   ---------------
End of period...............................................  $   474,676,103   $   518,348,293
                                                              ===============   ===============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                          YEAR ENDED DECEMBER 31
                                              2003*        2002         2001             2000        1999             1998
                                            -------------------------------------------------------------------------------
Net asset value at beginning of period....   $   1.00    $   1.00     $   1.00         $   1.00    $   1.00         $   1.00
                                             --------    --------     --------         --------    --------         --------
Net investment income.....................       0.00(a)     0.01         0.04             0.06        0.05             0.05
Net realized gain on investments..........       0.00(a)     0.00(a)      0.00(a)            --        0.00(a)          0.00(a)
                                             --------    --------     --------         --------    --------         --------
Total from investment operations..........       0.00(a)     0.01         0.04             0.06        0.05             0.05
                                             --------    --------     --------         --------    --------         --------
Less dividends and distributions:
  From net investment income..............      (0.00)(a)    (0.01)      (0.04)           (0.06)      (0.05)           (0.05)
  From net realized gain on investments...      (0.00)(a)    (0.00)(a)   (0.00)(a)           --       (0.00)(a)        (0.00)(a)
                                             --------    --------     --------         --------    --------         --------
Total dividends and distributions.........      (0.00)(a)    (0.01)      (0.04)           (0.06)      (0.05)           (0.05)
                                             --------    --------     --------         --------    --------         --------
Net asset value at end of period..........   $   1.00    $   1.00     $   1.00         $   1.00    $   1.00         $   1.00
                                             ========    ========     ========         ========    ========         ========
Total investment return...................       0.37%(b)     1.36%       3.84%            6.06%       4.84%            5.18%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................       0.76%+      1.33%        3.57%            5.87%       4.79%            5.05%
  Expenses................................       0.56%+      0.55%        0.54%            0.52%       0.51%            0.54%
Net assets at end of period (in 000's)....   $474,676    $518,348     $481,171         $305,915    $454,470         $231,552

------------

(a)  Less than one cent per share.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (96.4%)+
                                     SHARES         VALUE
                                   -----------------------
AEROSPACE & DEFENSE (2.0%)
Boeing Co. (The).................      166,500   $  5,714,280
Lockheed Martin Corp. ...........      200,100      9,518,757
                                                 ------------
                                                   15,233,037
                                                 ------------
AIR FREIGHT & LOGISTICS (0.5%)
United Parcel Service, Inc. Class
 B...............................       62,200      3,962,140
                                                 ------------
BANKS (6.7%)
Bank of America Corp. ...........      128,000     10,115,840
Bank One Corp. ..................      306,800     11,406,824
FleetBoston Financial Corp. .....      257,200      7,641,412
PNC Financial Services Group,
 Inc. (The)......................      159,200      7,770,552
U.S. Bancorp.....................      347,000      8,501,500
Wells Fargo & Co. ...............      125,000      6,300,000
                                                 ------------
                                                   51,736,128
                                                 ------------
BEVERAGES (2.5%)
Anheuser-Busch Cos., Inc. .......      156,300      7,979,115
PepsiCo, Inc. ...................      256,500     11,414,250
                                                 ------------
                                                   19,393,365
                                                 ------------
BIOTECHNOLOGY (4.9%)
Amgen, Inc. (a)..................      214,300     14,238,092
Chiron Corp. (a).................      189,100      8,267,452
Genzyme Corp. (General Division)
 (a).............................      256,700     10,730,060
Gilead Sciences, Inc. (a)........       73,800      4,101,804
                                                 ------------
                                                   37,337,408
                                                 ------------
CHEMICALS (2.0%)
E.I. du Pont de Nemours & Co. ...       95,000      3,955,800
Eastman Chemical Co. ............      118,500      3,752,895
PPG Industries, Inc. ............      147,100      7,463,854
                                                 ------------
                                                   15,172,549
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
First Data Corp. ................      210,400      8,718,976
                                                 ------------

COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc. (a)..........      514,200      8,581,998
Nokia Corp. ADR (b)..............      416,800      6,848,024
                                                 ------------
                                                   15,430,022
                                                 ------------
COMPUTERS & PERIPHERALS (2.1%)
Dell Computer Corp. (a)..........      282,200      9,019,112
International Business Machines
 Corp. ..........................       85,800      7,078,500
                                                 ------------
                                                   16,097,612
                                                 ------------
DIVERSIFIED FINANCIALS (8.0%)
American Express Co. ............      280,800     11,740,248
Citigroup, Inc. .................      410,184     17,555,875
Countrywide Financial Corp. .....       41,900      2,914,983
Goldman Sachs Group, Inc.
 (The)...........................       87,500      7,328,125

                                   SHARES           VALUE

                                   -----------------------
DIVERSIFIED FINANCIALS (Continued)
Morgan Stanley...................      159,400   $  6,814,350
SLM Corp. .......................      386,700     15,147,039
                                                 ------------
                                                   61,500,620
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
SBC Communications, Inc. ........      183,850      4,697,368
Verizon Communications, Inc. ....      233,000      9,191,850
                                                 ------------
                                                   13,889,218
                                                 ------------
ELECTRIC UTILITIES (3.9%)
Consolidated Edison, Inc. .......      191,200      8,275,136
Dominion Resources, Inc. ........       61,300      3,939,751
Exelon Corp. ....................      136,500      8,164,065
Southern Co. (The)...............      301,400      9,391,624
                                                 ------------
                                                   29,770,576
                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.4%)
Baker Hughes, Inc. ..............      223,000      7,486,110
Ensco International, Inc. .......      116,700      3,139,230
                                                 ------------
                                                   10,625,340
                                                 ------------
FOOD PRODUCTS (1.0%)
Kellogg Co. .....................      216,900      7,454,853
                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.0%)
Boston Scientific Corp. (a)......      288,200     17,609,020
Medtronic, Inc. .................      156,900      7,526,493
Stryker Corp. ...................       83,200      5,771,584
                                                 ------------
                                                   30,907,097
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (3.0%)
Aetna, Inc. .....................       75,800      4,563,160
Anthem, Inc. (a).................      121,700      9,389,155
WellPoint Health Networks, Inc.
 (a).............................      105,000      8,851,500
                                                 ------------
                                                   22,803,815
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (2.3%)
International Game Technology
 (a).............................       88,600      9,066,438
Starwood Hotels & Resorts
 Worldwide, Inc. ................      311,700      8,911,503
                                                 ------------
                                                   17,977,941
                                                 ------------
HOUSEHOLD PRODUCTS (2.7%)
Colgate-Palmolive Co. ...........      170,400      9,874,680
Procter & Gamble Co. (The).......      122,300     10,906,714
                                                 ------------
                                                   20,781,394
                                                 ------------
INDUSTRIAL CONGLOMERATES (4.8%)
3M Co. ..........................      105,400     13,594,492
General Electric Co. ............      589,200     16,898,256
Textron, Inc. ...................      171,700      6,699,734
                                                 ------------
                                                   37,192,482
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                                   -----------------------
INSURANCE (4.0%)
ACE, Ltd. .......................      218,200   $  7,482,078
Allstate Corp. (The).............      294,200     10,488,230
American International Group,
 Inc. ...........................      105,000      5,793,900
Travelers Property Casualty Corp.
 Class A.........................      459,200      7,301,280
                                                 ------------
                                                   31,065,488
                                                 ------------
INTERNET & CATALOG RETAIL (0.8%)
eBay, Inc. (a)...................       60,200      6,271,636
                                                 ------------

IT CONSULTING & SERVICES (1.0%)
SunGard Data Systems, Inc. (a)...      295,500      7,656,405
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Mattel, Inc. ....................      169,200      3,201,264
                                                 ------------
MACHINERY (2.7%)
Eaton Corp. .....................       87,600      6,886,236
Illinois Tool Works, Inc. .......      125,300      8,251,005
ITT Industries, Inc. ............       86,700      5,675,382
                                                 ------------
                                                   20,812,623
                                                 ------------
MEDIA (6.5%)
AOL Time Warner, Inc. (a)........      549,600      8,843,064
Clear Channel Communications,
 Inc. (a)........................      220,800      9,359,712
Comcast Corp. Class A (a)........      396,500     11,966,370
EchoStar Communications Corp.
 Class A (a).....................      314,000     10,870,680
Viacom, Inc. Class B (a).........      202,600      8,845,516
                                                 ------------
                                                   49,885,342
                                                 ------------
MULTILINE RETAIL (1.5%)
Wal-Mart Stores, Inc. ...........      207,700     11,147,259
                                                 ------------

OIL & GAS (4.5%)
ConocoPhillips...................      163,900      8,981,720
Devon Energy Corp. ..............      144,300      7,705,620
ExxonMobil Corp. ................      225,000      8,079,750
Occidental Petroleum Corp. ......      299,500     10,048,225
                                                 ------------
                                                   34,815,315
                                                 ------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co. .........       62,400      2,229,552
                                                 ------------

PHARMACEUTICALS (6.9%)
Abbott Laboratories..............       93,100      4,074,056
Lilly (Eli) & Co. ...............      110,700      7,634,979
Mylan Laboratories, Inc. ........      330,000     11,474,100
Pfizer, Inc. ....................      452,620     15,456,973
Schering-Plough Corp. ...........      288,600      5,367,960
Teva Pharmaceutical Industries
 Ltd. ADR (b)....................      151,300      8,613,509
                                                 ------------
                                                   52,621,577
                                                 ------------

                                   SHARES           VALUE

                                   -----------------------
REAL ESTATE (2.3%)
Equity Office Properties Trust...      242,000   $  6,536,420
Equity Residential...............      278,118      7,217,162
ProLogis.........................      137,600      3,756,480
                                                 ------------
                                                   17,510,062
                                                 ------------
ROAD & RAIL (1.1%)
Union Pacific Corp. .............      150,200      8,714,604
                                                 ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.3%)
Applied Materials, Inc. (a)......      509,500      8,080,670
Intel Corp. .....................      477,500      9,924,360
                                                 ------------
                                                   18,005,030
                                                 ------------
SOFTWARE (2.8%)
Electronic Arts, Inc. (a) .......      108,700      8,042,713
Microsoft Corp. .................      520,500     13,330,005
                                                 ------------
                                                   21,372,718
                                                 ------------
SPECIALTY RETAIL (1.0%)
TJX Cos., Inc. (The).............      404,800      7,626,432
                                                 ------------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
NIKE, Inc. Class B...............      136,400      7,296,036
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Nextel Communications, Inc. Class
 A (a)...........................      270,700      4,894,256
                                                 ------------
Total Common Stocks
(Cost $695,905,223)..............                 741,110,172
                                                 ------------
SHORT-TERM INVESTMENTS (3.5%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (3.0%)
ANZ (DE), Inc.
 1.22%, due 7/1/03...............  $ 5,000,000      5,000,000
Merck & Co., Inc.
 1.03%, due 7/16/03..............    5,000,000      4,997,854
Schering-Plough Corp.
 1.00%, due 7/7/03...............    3,000,000      2,999,500
UBS Finance Delaware LLC
 1.31%, due 7/1/03...............   10,304,000     10,304,000
                                                 ------------
Total Commercial Paper
 (Cost $23,301,354)..............                  23,301,354
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

SHORT-TERM INVESTMENTS (CONTINUED)
                                      PRINCIPAL
                                       AMOUNT        VALUE
                                   --------------------------
FEDERAL AGENCY (0.5%)
Freddie Mac (Discount Note)
 0.90%, due 9/4/03...............  $ 4,000,000   $  3,993,498
                                                 ------------
Total Federal Agency
 (Cost $3,993,498)...............                   3,993,498
                                                 ------------
Total Short-Term Investments
 (Cost $27,294,852)..............                  27,294,852
                                                 ------------
Total Investments
 (Cost $723,200,075) (c).........         99.9%   768,405,024(d)
Cash and Other Assets,
 Less Liabilities................          0.1        594,792
                                   -----------   ------------
Net Assets.......................        100.0%  $768,999,816
                                   ===========   ============

------------
(a) Non-income producing security.
(b) ADR--American Depositary Receipt.
(c) The cost for federal income tax purposes is $724,063,972.
(d) At June 30, 2003 net unrealized appreciation was $44,341,052, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $76,409,452 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $32,068,400.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $723,200,075)........   $ 768,405,024
Cash....................................          83,358
Receivables:
  Investment securities sold............      10,169,000
  Dividends.............................       1,097,342
  Fund shares sold......................         160,701
                                           -------------
        Total assets....................     779,915,425
                                           -------------
LIABILITIES:
Payables:
  Investment securities purchased.......      10,303,625
  Shareholder communication.............         179,294
  Adviser...............................         159,433
  Administrator.........................         127,547
  Fund shares redeemed..................         108,826
  Custodian.............................           1,795
  NYLIFE Distributors...................              39
Accrued expenses........................          35,050
                                           -------------
        Total liabilities...............      10,915,609
                                           -------------
Net assets..............................   $ 768,999,816
                                           =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class.........................   $     468,889
  Service Class.........................             320
Additional paid-in capital..............     915,272,430
Accumulated undistributed net investment
  income................................       4,093,895
Accumulated net realized loss on
  investments...........................    (196,040,667)
Net unrealized appreciation on
  investments...........................      45,204,949
                                           -------------
Net assets..............................   $ 768,999,816
                                           =============
Initial Class
  Net assets applicable to outstanding
    shares..............................   $ 768,474,778
                                           =============
  Shares of capital stock outstanding...      46,888,911
                                           =============
  Net asset value per share
    outstanding.........................   $       16.39
                                           =============
Service Class
  Net assets applicable to outstanding
    shares..............................   $     525,038
                                           =============
  Shares of capital stock outstanding...          32,040
                                           =============
  Net asset value per share
    outstanding.........................   $       16.39
                                           =============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a).........................   $   5,808,637
  Interest..............................         170,072
                                           -------------
        Total income....................       5,978,709
                                           -------------
Expenses:
  Advisory..............................         897,318
  Administration........................         717,854
  Shareholder communication.............         155,239
  Professional..........................          68,043
  Directors.............................          17,835
  Service...............................              39
  Miscellaneous.........................          28,486
                                           -------------
        Total expenses..................       1,884,814
                                           -------------
Net investment income...................       4,093,895
                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments........      (3,690,145)
Net change in unrealized depreciation on
  investments...........................      65,237,191
                                           -------------
Net realized and unrealized gain on
  investments...........................      61,547,046
                                           -------------
Net increase in net assets resulting
  from operations.......................   $  65,640,941
                                           =============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $61,579.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                   2003             2002
                                                              -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income......................................  $    4,093,895   $    7,920,580
 Net realized loss on investments...........................      (3,690,145)    (155,774,962)
 Net change in unrealized appreciation (depreciation) on
   investments..............................................      65,237,191     (104,374,143)
                                                              --------------   --------------
 Net increase (decrease) in net assets resulting from
   operations...............................................      65,640,941     (252,228,525)
                                                              --------------   --------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................         (87,019)      (7,833,561)
                                                              --------------   --------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................      17,224,921       57,067,004
   Service Class............................................         531,884               --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................          87,019        7,833,561
                                                              --------------   --------------
                                                                  17,843,824       64,900,565
 Cost of shares redeemed:
   Initial Class............................................     (46,084,274)    (132,984,013)
                                                              --------------   --------------
 Decrease in net assets derived from capital share
   transactions.............................................     (28,240,450)     (68,083,448)
                                                              --------------   --------------
Net increase (decrease) in net assets.......................      37,313,472     (328,145,534)
NET ASSETS:
Beginning of period.........................................     731,686,344    1,059,831,878
                                                              --------------   --------------
End of period...............................................  $  768,999,816   $  731,686,344
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
 period.....................................................  $    4,093,895   $       87,019
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 INITIAL CLASS                                      SERVICE CLASS
                               ----------------------------------------------------------------------------------   -------------
                                                                                                                       JUNE 5,
                               SIX MONTHS                                                                              2003(a)
                                 ENDED                                                                                 THROUGH
                                JUNE 30,                             YEAR ENDED DECEMBER 31                           JUNE 30,
                                 2003*            2002          2001          2000          1999          1998          2003*
                               ----------------------------------------------------------------------------------
Net asset value at beginning
 of period...................  $   14.98       $    19.99    $    24.28    $    27.78    $    23.62    $    20.31    $    16.45
                               ----------      ----------    ----------    ----------    ----------    ----------    ----------
Net investment income........       0.09             0.16          0.14          0.15          0.16          0.19          0.01
Net realized and unrealized
 gain (loss) on
 investments.................       1.32            (5.01)        (4.29)        (1.06)         6.89          5.21         (0.07)
                               ----------      ----------    ----------    ----------    ----------    ----------    ----------
Total from investment
 operations..................       1.41            (4.85)        (4.15)        (0.91)         7.05          5.40         (0.06)
                               ----------      ----------    ----------    ----------    ----------    ----------    ----------
Less dividends and
 distributions:
 From net investment
   income....................      (0.00)(b)        (0.16)        (0.14)        (0.15)        (0.16)        (0.19)           --
 From net realized gain on
   investments...............         --               --            --         (2.44)        (2.73)        (1.90)           --
                               ----------      ----------    ----------    ----------    ----------    ----------    ----------
Total dividends and
 distributions...............      (0.00)(b)        (0.16)        (0.14)        (2.59)        (2.89)        (2.09)           --
                               ----------      ----------    ----------    ----------    ----------    ----------    ----------
Net asset value at end of
 period......................  $   16.39       $    14.98    $    19.99    $    24.28    $    27.78    $    23.62    $    16.39
                               ==========      ==========    ==========    ==========    ==========    ==========    ==========
Total investment return......       9.43%(c)       (24.25%)      (17.09%)       (3.34%)       29.96%        26.59%        (0.36%)(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income.......       1.14%+           0.89%         0.66%         0.55%         0.63%         0.84%         0.89%+
 Expenses....................       0.53%+           0.51%         0.50%         0.50%         0.49%         0.51%         0.78%+
Portfolio turnover rate......         37%             120%           93%           77%           71%           69%           37%
Net assets at end of period
 (in 000's)..................  $ 768,475       $  731,686    $1,059,832    $1,331,634    $1,312,905    $  996,736    $      525

------------

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of nineteen Portfolios. These financial statements relate solely to the Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") and are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the distributor of its shares. Effective June 2, 2003, new shareholders of the Portfolios are permitted to invest only in the Service Class shares, however, existing Initial Class shareholders are permitted to continue investing in the Initial Class shares. The Bond and Growth Equity Portfolios Service Class commenced operations on June 4, 2003 and June 5, 2003, respectively.

The investment objectives for each of the Portfolios of the Fund are as follows:

Bond: to seek the highest income over the long term consistent with preservation of principal.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each Portfolio is determined by taking the current market value (amortized cost, in the case of the Cash Management Portfolio) of the Portfolio's total assets attributable to that Portfolio, subtracting the liabilities attributable to that Portfolio, and dividing the result by the total number of outstanding shares of that Portfolio. Each Portfolio's net asset value will fluctuate, and although the Cash Management Portfolio seeks to maintain a net asset value of $1.00 per share, there is no assurance that it will be able to do so. An investor could lose money by investing in any Portfolio. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ ("NASDAQ") system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser deems it to be appropriate.

                                      (C)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

                                      (D)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans would be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios would receive compensation for lending their securities in the form of fees or they would retain a portion of interest on the investment of any cash received as collateral. The Portfolios would also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Portfolios.

                                      (E)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment

                                                   MAINSTAY VP SERIES FUND, INC.


companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2002 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolio for which the tax components of the distributions are shown below.

                                                                               2002
                                                              ---------------------------------------
                                                                  TAX-BASED            TAX-BASED
                                                              DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                                                               ORDINARY INCOME      LONG-TERM GAINS
                                                              ------------------   ------------------
Cash Management Portfolio...................................      $6,528,433               $0

                                      (G)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expenses can be made.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3-- Fees and Related Party Transactions:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Cash Management Portfolio, under a Sub-Advisory Agreement with NYLIM. Bond and Growth Equity Portfolios are advised by NYLIM directly, without a sub-adviser.

NYLIM serves as administrator for the Fund.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Bond Portfolio..............................................    0.25%        0.20%
Cash Management Portfolio...................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

Pursuant to the terms of the Sub-Advisory Agreement between NYLIM and MacKay Shields, NYLIM pays MacKay Shields a monthly fee at an annual rate of average daily net assets of Cash Management Portfolio of 0.25%.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all portfolios offering such shares, pursuant to a Distribution and Service Agreement.

                                      (C)

DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

                                      (D)

DIRECTORS FEES. Directors, other than those affiliated with NYLIM, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. Beginning January 1, 2003, the Audit Committee Chairman is receiving an additional annual retainer of $12,000. The Fund allocates directors fees in proportion to the net assets of the respective Portfolios.

                                      (E)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios. For the six months ended June 30, 2003 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio..............................................   $ 9,038
Cash Management Portfolio...................................     8,210
Growth Equity Portfolio.....................................    12,172

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 2002, for federal income tax purposes, capital loss carryforwards were available to the extent provided by regulations to offset future realized gains of Growth Equity Portfolio, in the amount of approximately $36,576,000 and $154,911,000, through the years 2009 and 2010, respectively. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Bond Portfolio utilized $5,812,557 of capital loss carryforwards during the year ended December 31, 2002.

--------------------------------------------------------------------------------
NOTE 5--Line of Credit:
--------------------------------------------------------------------------------

Bond and Growth Equity Portfolios maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the six months ended June 30, 2003.

NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six months ended June 30, 2003, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND                GROWTH EQUITY
                                                                    PORTFOLIO               PORTFOLIO
                                                              PURCHASES     SALES     PURCHASES     SALES
                                                              ---------------------------------------------
U.S. Government securities..................................  $282,245    $177,263    $     --    $     --
All others..................................................    72,206     123,039     259,489     270,764
                                                               --------------------------------------------
Total.......................................................  $354,451    $300,302    $259,489    $270,764
                                                              =============================================

--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the six months ended June 30, 2003 and the year ended December 31, 2002 were as follows:

                                     BOND PORTFOLIO                                            GROWTH EQUITY PORTFOLIO
                           ----------------------------------                             ----------------------------------
                           INITIAL    SERVICE      INITIAL          CASH MANAGEMENT       INITIAL    SERVICE      INITIAL
                            CLASS      CLASS        CLASS              PORTFOLIO           CLASS      CLASS        CLASS
                           --------   --------   ------------   -----------------------   --------   --------   ------------
                             SIX      JUNE 4,                     SIX                       SIX      JUNE 5,
                            MONTHS     2003*                     MONTHS                    MONTHS     2003*
                            ENDED     THROUGH     YEAR ENDED     ENDED      YEAR ENDED     ENDED     THROUGH     YEAR ENDED
                           JUNE 30,   JUNE 30,   DECEMBER 31,   JUNE 30,   DECEMBER 31,   JUNE 30,   JUNE 30,   DECEMBER 31,
                             2003       2003         2002         2003         2002         2003       2003         2002
                           -------------------------------------------------------------------------------------------------
Shares sold.............     4,754      111          9,154      651,623      1,790,743      1,133       32          3,187
Shares issued in
 reinvestment of
 dividends and
 distributions..........        --       --          1,519        1,592          6,528          6       --            524
                           -------------------------------------------------------------------------------------------------
                             4,754      111         10,673      653,215      1,797,271      1,139       32          3,711
Shares redeemed.........    (1,659)     (--)        (4,033)     (696,872)   (1,760,121)    (3,098)     (--)        (7,884)
                           -------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     3,095      111          6,640      (43,657)        37,150     (1,959)      32         (4,173)
                           =================================================================================================

---------------

* Commencement of Operations.

                                                   MAINSTAY VP SERIES FUND, INC.

                            DIRECTORS AND OFFICERS*
                     Gary E. Wendlandt, Chairman,
                       Chief Executive Officer and Director
                     Anne F. Pollack, President,
                       Chief Administrative Officer and Director
                     Michael J. Drabb, Director
                     Jill Feinberg, Director
                     Daniel Herrick, Director
                     Robert D. Rock, Director and Vice President
                     Roman L. Weil, Director
                     John A. Weisser, Jr., Director
                     Theodore A. Mathas, Executive Vice President
                     Patrick J. Farrell, Treasurer, Chief Financial and Accounting Officer
                     Robert A. Anselmi, Secretary
                     Richard W. Zuccaro, Tax Vice President

                               INVESTMENT ADVISER
                     New York Life Investment Management LLC

                                  SUB-ADVISER
                     MacKay Shields LLC**

                                 ADMINISTRATOR
                     New York Life Investment Management LLC

                                  DISTRIBUTOR
                     NYLIFE Distributors Inc.

                                   CUSTODIANS
                     The Bank of New York
                     The Chase Manhattan Bank, N.A.

                          INDEPENDENT ACCOUNTANTS
                     PricewaterhouseCoopers LLP

                                 LEGAL COUNSEL
                     Dechert LLP

 * As of June 30, 2003.

** An affiliate of New York Life Investment Management LLC.

Some Portfolios may not be available in all products.

[NY LIFE LOGO]
       NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
       51 MADISON AVENUE, ROOM 2304
       NEW YORK, NY 10010
                               Presorted Standard
                                  U.S. Postage
                                      PAID
                                     NYLIAC

                                 [RECYCLE LOGO]
                                   Printed on
                                    recycled
                                     paper

                                  18513 (8/03)